LASERSIGHT INCORPORATED

                                                                      Exhibit 32


      Certifications of Chief Executive Officer and Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      Pursuant to U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of LaserSight Incorporated (the "Company") does hereby certify, to the best of such officer's knowledge, that:

      1. The Annual Report on Form 10-K of the Company for period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                 / S Danghui ("David") Liu
Dated: March 22, 2005
                                                --------------------------------
                                                       Danghui ("David") Liu,
                                                      Chief Executive Officer



                                                   / S Dorothy M. Cipolla
Dated: March 22, 2005
                                                --------------------------------
                                                        Dorothy M. Cipolla,
                                                      Chief Financial Officer

      The certifications set forth above are being furnished as an exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended.

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to LaserSight Incorporated and will be retained LaserSight Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.